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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 11, 2006


                        SOURCE INTERLINK COMPANIES, INC.
             (Exact name of registrant as specified in this charter)


          Delaware                     001-13437               20-2428299
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


        27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134
              (Address of Principal Executive Offices and Zip Code)

       Registrant's Telephone Number, including area code: (239) 949-4450

                                 Not applicable
          (Former Name or Former Address, if Changes Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 -- RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On September 11, 2006, Source Interlink Companies, Inc. (the "REGISTRANT") issued a press release (the "PRESS RELEASE") describing selected financial results of the Registrant for the fiscal quarter ended July 31, 2006. Also, on September 11, 2006, the Registrant held its second quarter earnings conference call. The Press Release and transcript of the quarterly earnings conference call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. Pursuant to General Instruction B.2 of Form 8-K, the information furnished in this Item 2.02 and in Exhibits 99.1 and 99.2 shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 7.01 -- REGULATION FD DISCLOSURE

     The text under Item 2.02 above is hereby incorporated by reference into this Item 7.01.

ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

 (c)    Exhibits

99.1      September 11, 2006 Press Release of Source Interlink Companies, Inc.

99.2      Transcript of Conference Call held September 11, 2006

USE OF NON-GAAP FINANCIAL INFORMATION.

     The Press Release discloses certain financial measures that are considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Pursuant to the requirements of Regulation G, the Registrant had included in its Press Release a reconciliation of non-GAAP financial measures disclosed in the Press Release to the most directly comparable GAAP financial measure. The Registrant will either provide an oral reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures during the teleconference call/webcast relating to the Press Release or post a reconciliation of such non-GAAP financial measures on the Investor Relations page of the Registrant's website at www.sourceinterlink.com prior to the teleconference call/webcast.

     As used herein, "GAAP" refers to the accounting principles generally accepted in the United States.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 14, 2006


                                        SOURCE INTERLINK COMPANIES, INC.


                                        By:   /s/ Marc Fierman
                                           -------------------------------------
                                              Marc Fierman
                                              Executive Vice President and Chief
                                        Financial Officer


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                                  EXHIBIT INDEX


99.1     September 11, 2006 Press Release of Source Interlink Companies, Inc.

99.2     Transcript of Conference Call held September 11, 2006